SUPPLEMENT DATED MAY 1, 2008

TO PROSPECTUS DATED MAY 1, 1994

WRL FREEDOM SP PLUS ®

Issued through

WRL Series Life Account

By

Western Reserve Life Assurance Co. of Ohio

Change of name for Investment Adviser, Trust and Portfolios

Effective January 1, 2008, Transamerica Fund Advisors, Inc. changed its name to Transamerica Asset Management, Inc. Effective May 1, 2008, the AEGON/Transamerica Series Trust was renamed as Transamerica Series Trust; also effective May 1, 2008, several AEGON/Transamerica Trust portfolios changed their respective names as set forth in the following table:

FORMER NAME	NEW NAME
AEGON/TRANSAMERICA SERIES TRUST	TRANSAMERICA SERIES TRUST
Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Conservative VP
Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Growth VP
Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Growth VP
Asset Allocation – Moderate Portfolio	Transamerica Asset Allocation – Moderate VP
Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP
Federated Market Opportunity	Transamerica Federated Market Opportunity VP
JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP
JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value VP
Legg Mason Partners All Cap	Transamerica Legg Mason Partners All Cap VP
Marsico Growth	Transamerica Marsico Growth VP
MFS International Equity	Transamerica MFS International Equity VP
Munder Net50	Transamerica Munder Net50 VP
PIMCO Total Return	Transamerica PIMCO Total Return VP
T. Rowe Price Equity Income	Transamerica T. Rowe Price Equity Income VP
T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP
Templeton Transamerica Global	Transamerica Templeton Global VP
Third Avenue Value	Transamerica Third Avenue Value VP
Transamerica Balanced	Transamerica Balanced VP
Transamerica Convertible Securities	Transamerica Convertible Securities VP
Transamerica Equity	Transamerica Equity VP
Transamerica Growth Opportunities	Transamerica Growth Opportunities VP
Transamerica Money Market	Transamerica Money Market VP
Transamerica Science & Technology	Transamerica Science & Technology VP
Transamerica Value Balanced	Transamerica Value Balanced VP
Van Kampen Mid-Cap Growth	Transamerica Van Kampen Mid-Cap Growth VP

All references in your prospectus to the previous names should be read as the new names noted above.

The following replaces the entire definition of “Office” on page 2 of your Prospectus:

Office:

Administrative Office: Our administrative office address is P.O. Box 5068, Clearwater, Florida, 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716. Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for interfund transactions); and 1-727-299-1620 for all other requests. Our administrative office serves as the recipient of all website (www.westernreserve.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time. Please do not send any checks, correspondence or notices to this office; send them to the mailing address.

Mailing Address: Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments and loan repayments made by check, correspondence and notices must be sent to this address.

The following information is added to page 9, under the section entitled “Death Benefit, Cash Value and Net Surrender Value Illustrations” in the Prospectus:

The information contained in both the explanation and “Hypothetical Illustrations” is out-of-date and should not be relied upon.

The following information replaces the paragraph on page 33 of the Prospectus under the heading “Charges against the Series Account – Investment Advisory Fee.”

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. See the fund prospectuses for more information.

The following table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2007. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectuses for each portfolio.

Range of Expenses for the Portfolios 1, 2

	Minimum	Maximum
Total Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fee, and other expenses)	0.40%	1.14%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fee, and other expenses, after contractual waiver of fees and expenses)[3]	0.40%	1.14%

1	The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2007. Current or future expenses may be greater or less than those shown.
2	The table showing the range of expenses for the portfolios takes into account the expenses of several Series Trust asset allocation portfolios that are a “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Transamerica Series Trust portfolios and certain portfolios of the Transamerica Mutual Funds (formerly, Transamerica IDEX Mutual Funds (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the information received from the Transamerica Series Trust on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by a Transamerica Series Trust asset allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Transamerica Series Trust prospectus for a presentation of the applicable Acquired Fund fees and expenses.
3	The portfolios offered through your products do not currently qualify for contractual waivers of fees and expenses.

The following replaces the entire section under the heading “Experts” on page 51 of the Prospectus:

Independent Registered Public Accounting Firm

The financial statements of the separate account at December 31, 2007 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Western Reserve at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The following replaces any previous inserts regarding frequent trading by underlying funds:

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

* * * * * * *

For additional information, you may contact us at our administrative office at 1-800-851-9777, from 8:30a.m. – 7:00p.m., Eastern time or visit our website at: www.westernreserve.com. TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Regulatory Authority (“FINRA”) (formerly NASD) describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 1994 PRODUCT PROSPECTUS

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